Exhibit 99.1



FOR IMMEDIATE RELEASE


Citizens Communications to Release First-Quarter Results and Host Call

STAMFORD, Conn., April 1, 2008 -- Citizens Communications Company (NYSE: CZN) plans to release first-quarter results on Monday, May 05, 2008 before the market opens and to host a conference call that day at 9 A.M. Eastern Daylight Savings Time.

The conference call will be Webcast and may be accessed (live and replay) at https://cis.premconf.com/sc/scw.dll/usr?cid=vlllrznszdzvsxsxx
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A telephonic  replay of the conference  call will be available from Noon Eastern
Daylight Savings Time, Monday, May 05, 2008 through Noon Eastern Daylight Savings Time Sunday, May 11, 2008, at the above Website or via dial-in at 1-888-203-1112 for U.S. and Canadian callers or, outside the U.S. and Canada, at 1-719-457-0820, passcode 2852147.

Contact:
--------
Citizens Communications
David Whitehouse - 203-614-5708
david.whitehouse@czn.com